CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Income Statement [Abstract]
Revenue	$ 581,264	$ 453,019
Cost of revenue	59,978	47,217
Gross profit	521,286	405,802
OPERATING EXPENSES
Research and development	156,424	94,868
Sales and marketing	294,310	259,612
General and administrative	72,307	54,550
Total operating expenses	523,041	409,030
Operating loss	(1,755)	(3,228)
Financial income, net	31,749	27,689
Income before income taxes	29,994	24,461
Income tax expense	(996)	(3,068)
Net income	$ 28,998	$ 21,393
Net income per share attributable to ordinary shareholders, basic	$ 0.57	$ 0.43
Net income per share attributable to ordinary shareholders, diluted	$ 0.55	$ 0.41
Weighted-average ordinary shares used in calculating net income per ordinary share, basic	51,196,507	49,442,327
Weighted-average ordinary shares used in calculating net income per ordinary share, diluted	53,149,561	52,106,369